Supplement, dated November 16, 2006, to the
                        Prospectuses, dated May 1, 2006,
                                       of
                     Seligman Portfolios, Inc. (the "Fund")
          on behalf of its Seligman Capital Portfolio (the "Portfolio")

On November 16, 2006, the Board of Directors of the Fund approved amendments to the Portfolio's principal investment strategies. The Portfolio's new principal investment strategies are described below and are effective immediately.

Revised disclosure about the risks of investing in the Portfolio are described in a supplement, dated November 16, 2006, to the Fund's Statement of Additional Information, dated May 1, 2006.

The following information supersedes and replaces the information contained under the caption entitled "Principal Investment Strategies" on page 2 of the Fund's Prospectus (page 1 of the Fund's Class 2 Prospectus in respect of the Portfolio):

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio considering both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

      o     Strong or improving company fundamentals

      o     Strong management

      o     Market  earnings   expectations  are  at  or  below  the  investment
            manager's estimates

      o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

      o Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio)

--------------------------------------------------------------------------------
Medium-Sized Companies
Companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Portfolio.
--------------------------------------------------------------------------------

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if it has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued) or the investment manager's price target has been met.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the United States ("foreign companies"), except that companies that either (i) have their principal place of business in the United States, (ii) derive 50% or more of their revenue from United States sources or (iii) have the securities to be purchased by the Portfolio traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Portfolio generally does not invest a significant amount, if any, in illiquid securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

                   Supplement, dated November 16, 2006, to the
             Statement of Additional Information, dated May 1, 2006,
                   for Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                  Seligman Capital Portfolio (the "Portfolio")

On November 16, 2006, the Board of Directors of the Fund approved amendments to the Portfolio's principal investment strategies. The Portfolio's new principal investment strategies are described in a supplement, dated November 16, 2006, to the Fund's Prospectuses, dated May 1, 2006. The Fund's new principal investment strategies, and all changes described below, are effective immediately.

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information, dated May 1, 2006 (the "SAI").

The first sentence under the caption "Investment Strategies and Risk - Foreign Investment Risk Factors" on page 5 of the SAI is hereby superseded and replaced with the following:

Each of the Portfolios may invest up to 10% of total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks, or (ii) Seligman Capital Portfolio, the 10% limit of which is described in the Fund's Prospectuses.